Stockholders' Deficit	9 Months Ended
Sep. 30, 2015
Equity [Abstract]
Stockholders' Deficit

NOTE 6 – STOCKHOLDERS’ DEFICIT

Series A Preferred Stock

On August 20, 2015, the Company filed the Certificate of Designation with the Nevada Secretary of State, designating 1,000,000 shares of the authorized 20,000,000 Preferred Stock as Series A Preferred Stock. Each holder of Series A Preferred Stock shall be entitled to 500 votes for each share of Series A Preferred Stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the stockholders of the Company. The holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

On September 2, 2015, in connection with the Exchange, the Company issued 1,000,000 shares of the Company’s Series A Preferred Stock, representing 100% of the outstanding series A Preferred.

Common stock issued for cash

In September 2015, the Company issued 1,112,674 shares of its common stock for cash proceeds of $334,003.

Common stock issued for convertible debt

Included in the 47,000,000 common shares the Company issued in the Exchange was 200,000 shares of its common stock issued in full satisfaction of convertible debt of $100,000 which has been reflected as part of the recapitalization of the Company.